Prudential Financial, Inc. (PRU)

Financial Supplement

FINANCIAL SERVICES BUSINESSES
SECOND QUARTER 2002

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

October 21, 2002

i

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

This Financial Supplement presents historical information for the Financial Services Businesses of Prudential Financial, Inc. on a basis consistent with the Company’s reorganization announced in August, 2002. The realignment of the Company’s divisions and segments as discussed below, had no impact on total adjusted operating income or net income of the Financial Services Businesses.

The Insurance Division consists of the following segments:

The Individual Life Insurance and Annuities segment includes the former Individual Life Insurance segment, previously included in the U.S. Consumer division, and the individual annuity business, formerly reported within the Retail Investments segment of the U.S. Consumer division.

The Group Insurance segment was previously reported within the Employee Benefits division.

The Property and Casualty Insurance segment was previously reported within the U.S. Consumer division.

The Investment Division consists of the following segments:

The Investment Management segment includes the former Investment Management and Advisory Services segment of the Asset Management division, other than proprietary investment and syndication activities (now included in the Other Asset Management segment), and the mutual fund operations formerly reported in the Retail Investment segment of the U.S. Consumer division, net of relationship fees on money market funds now attributed to the Financial Advisory segment.

The Financial Advisory segment includes the former Private Client Group segment, previously reported within the U.S. Consumer division, including certain relationship fees for money market funds formerly reported within the Retail Investments segment of the U.S. Consumer division and the equity securities sales and trading operations formerly reported in the Other Asset Management segment of the Asset Management division.

The Retirement segment includes the former Other Employee Benefits segment of the Employee Benefits division except for the real estate and relocation business (now reported within Corporate and Other operations).

The Other Asset Management segment includes the former Other Asset Management segment of the Asset Management division, except for equity sales and trading operations (now reported within the Financial Advisory segment), and the proprietary investment and syndication activities previously included in the Investment Management and Advisory Services segment of the Asset Management division.

The International Insurance and Investments division is a new name for the former International division, and includes the International Insurance and International Securities and Investments segments.

This Financial Supplement includes historical summaries of reclassified results and supplemental information for each division and for the segments that have been formed or redefined as indicated above, as well as Corporate and Other operations, for each of the six quarters through June 30, 2002 and the two years ended December 31, 2000 and 1999.

If you have any questions or need assistance with regard to this Financial Supplement, please contact the Investor Relations unit.

See following page for summary definitions of segments that have been formed or redefined.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

Individual Life Insurance and Annuities Segment

Individual Life Insurance

(Former Individual Life Insurance segment)

Individual Annuities

(Individual Annuities business formerly reported within Retail Investments segment)

Investment Management Segment

Investment Management and Advisory Services

(Former Investment Management and Advisory Services segment EXCEPT proprietary investment and syndication activities)

Mutual Funds

(Mutual Funds business formerly reported within Retail Investments segment, net of relationship fees on money market funds now attributed to the Financial Advisory segment)

Financial Advisory Segment

Private Client Group

(Former Private Client Group segment PLUS certain relationship fees for money market funds formerly reported within the Retail Investments segment)

Equity Securities Sales and Trading

(Equity securities sales and trading operations formerly reported within Other Asset Management segment)

Retirement Segment

Retirement

(Former Other Employee Benefits segment EXCEPT for real estate and relocation business)

Other Asset Management Segment

Hedge Portfolios and Commercial Mortgage Securitization

(Former Other Asset Management segment EXCEPT for equity securities sales and trading activities)

Proprietary Investments and Syndications

(formerly reported within Investment Management and Advisory Services segment)

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

Year-to-date		%Change		2001			2002
2002	2001			2Q	3Q	4Q	1Q	2Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
372	392	-5%	Insurance Division	171	82	71	205	167
190	159	19%	Investment Division	(1)	(1)	6	100	90
376	218	72%	International Insurance and Investments Division	120	180	125	200	176
63	65	-3%	Corporate and other operations	71	(5)	(29)	18	45

1,001	834	20%	Total pre-tax adjusted operating income	361	256	173	523	478
365	278	31%	Income taxes(1)	101	153	68	191	174

636	556	14%	Financial Services Businesses after-tax adjusted operating income	260	103	105	332	304

			Items excluded from adjusted operating income:
(439)	318	-238%	Realized investment gains (losses), net of related adjustments	75	(322)	(132)	(96)	(343)
2	(82)	102%	Divested businesses	(60)	(40)	(25)	(8)	10
—	(162)	100%	Demutualization costs and expenses(2)	(117)	(37)	(389)	—	—

(437)	74	-690%	Total items excluded from adjusted operating income, before income taxes	(102)	(399)	(546)	(104)	(333)
(159)	(23)	-591%	Income taxes, including mutual insurance company tax	(92)	(348)	(22)	(35)	(124)

(278)	97	-387%	Total items excluded from adjusted operating income, after income taxes	(10)	(51)	(524)	(69)	(209)

358	653	-45%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	250	52	(419)	263	95
—	—	—	Income from discontinued operations, net of taxes	—	—	16	—	—

358	653	-45%	Net income (loss) of Financial Services Businesses	250	52	(403)	263	95

			Earnings per share of Common Stock (diluted):
1.12	0.95		Adjusted operating income	0.45	0.18	0.18	0.58	0.54
0.65	1.12		Income (loss) from continuing operations	0.43	0.09	(0.72)	0.46	0.19
0.65	1.12		Net income (loss)	0.43	0.09	(0.69)	0.46	0.19

585.2	583.6		Weighted average number of outstanding Common shares (diluted basis)	583.6	583.6	583.7	585.1	585.2

6.92%			Operating Return on Average Equity(3)				7.17%	6.66%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
358	653		Net income (loss) of Financial Services Businesses (above)	250	52	(403)	263	95
(273)	(21)		Net loss of Closed Block Business(4)	(55)	(332)	(103)	(110)	(163)

85	632		Consolidated net income (loss)	195	(280)	(506)	153	(68)

21			Direct equity adjustments for earnings per share calculations				7	14

(1)	Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2)	Demutualization costs and expenses for the quarter ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3)
As a result of the establishment of the Closed Block Business concurrently with the demutualization on December 18, 2001, attributed equity as of the end of periods prior to December 31, 2001 is not comparable to attributed equity at that date and thereafter and, therefore, Operating Return on Average Equity is not presented for periods prior to 2002.

(4)	Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses Capitalization Data(1):
		Short-term debt	9,440	9,720	5,405	6,515	4,221
		Long-term debt	3,047	2,983	3,554	3,350	3,003
		Equity Security Units(2)	—	—	690	690	690

		Attributed Equity:
		Including accumulated other comprehensive income	14,787	14,683	19,646	19,453	20,258
		Excluding unrealized gains and losses on investments	13,822	13,433	18,803	19,034	19,144
		Excluding accumulated other comprehensive income	13,960	13,581	19,083	19,289	19,321

		Total Capitalization:
		Including accumulated other comprehensive income	17,834	17,666	23,890	23,493	23,951
		Excluding unrealized gains and losses on investments	16,869	16,416	23,047	23,074	22,837
		Excluding accumulated other comprehensive income	17,007	16,564	23,327	23,329	23,014

		Book value per share of Common Stock:
		Including accumulated other comprehensive income			33.59	33.25	34.72
		Excluding unrealized gains and losses on investments			32.15	32.53	32.81
		Excluding accumulated other comprehensive income			32.63	32.97	33.12

		Number of diluted shares at end of period			584.8	585.1	583.4

		Common Stock Price Range:
35.75		High			33.19	32.09	35.75
30.05		Low			29.30	30.05	31.05
33.36		Close			33.19	31.05	33.36

		Common Stock market capitalization(1)			19,369	18,143	19,448

(1)	As of end of period.
(2)	Guaranteed minority interest in Trust holding solely debentures of Parent, as reported in combined balance sheet.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

OPERATIONS HIGHLIGHTS

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions)(1)(2):
		Assets Under Management :
		Managed by Investment Division(3):
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	99.8	92.8	96.5	92.3	84.8
		Institutional customers	90.7	84.9	89.1	86.2	83.5
		General account(4)	109.3	110.1	113.8	111.7	116.0

		Total Investment Management and Advisory Services	299.8	287.8	299.4	290.2	284.3

		Non-proprietary wrap-fee and other assets under management	42.8	36.6	41.2	41.9	38.2

		Total managed by Investment Division	342.6	324.4	340.6	332.1	322.5
		Managed by International Insurance and Investments Division(4):	42.4	40.5	39.3	38.0	37.9
		Managed by Insurance Division	8.5	8.4	8.1	8.7	8.0

		Total assets under management	393.5	373.3	388.0	378.8	368.4
		Client assets under administration	212.3	190.9	201.6	201.2	188.4

		Total assets under management and administration	605.8	564.2	589.6	580.0	556.8

		Distribution Representatives(1):
		Prudential Agents	5,049	4,928	4,387	4,469	4,551
		Financial Advisors:
		Domestic	5,765	5,618	5,430	5,131	4,779
		International	732	748	729	728	725

		Total	6,497	6,366	6,159	5,859	5,504
		International Life Planners	3,690	3,999	4,104	4,098	4,207
		Gibraltar Life Advisors	7,230	6,596	6,121	5,726	5,525

		Distribution Representative Productivity:
37	29	Prudential Agent productivity ($ thousands)	30	28	37	34	38
377	361	Financial Advisor productivity (domestic; $ thousands)	348	327	336	379	375

		Third Party Distribution—Retail Products ($ millions)(5):
118	98	Individual life insurance	43	123	31	25	93
35	5	Individual annuities	4	3	9	11	24
1,475	2,014	Mutual funds and wrap-fee products	1,521	491	537	456	1,019

(1)	As of end of period.
(2)	At fair market value.
(3)
Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(4)
Reflects, as of June 30, 2002, Investment division’s assumption of management of $3.5 billion of assets which were previously reflected in assets under management of the International Insurance and Investments division.

(5)	Represents statutory first year premiums and deposits for Individual Life Insurance and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES
(in millions)

Year-to-date		%Change		2001			2002
2002	2001			2Q	3Q	4Q	1Q	2Q
			Revenues(1):
4,612	3,625	27%	Premiums	2,014	2,241	2,361	2,278	2,334
846	875	-3%	Policy charges and fee income	483	474	454	434	412
2,605	2,649	-2%	Net investment income	1,352	1,288	1,302	1,249	1,356
2,152	2,272	-5%	Commissions, investment management fees, and other income	1,164	992	1,092	1,095	1,057

10,215	9,421	8%	Total revenues	5,013	4,995	5,209	5,056	5,159

			Benefits and Expenses(1):

4,523	3,684	23%	Insurance and annuity benefits	2,073	2,279	2,296	2,206	2,317
829	804	3%	Interest credited to policyholders’ account balances	422	432	434	414	415
106	208	-49%	Interest expense	100	70	48	56	50
(698)	(656)	-6%	Deferral of acquisition costs	(343)	(325)	(344)	(340)	(358)
512	454	13%	Amortization of acquisition costs	212	255	224	239	273
1,453	1,692	-14%	Securities operations non-interest expenses	875	771	816	722	731
2,489	2,401	4%	General and administrative expenses	1,313	1,257	1,562	1,236	1,253

9,214	8,587	7%	Total benefits and expenses	4,652	4,739	5,036	4,533	4,681

1,001	834	20%	Adjusted operating income before income taxes	361	256	173	523	478

			Items excluded from adjusted operating income before income taxes:
(440)	329	-234%	Realized investment gains (losses), net of related adjustments	82	(326)	(165)	(101)	(339)
1	(11)	109%	Related charges	(7)	4	33	5	(4)

(439)	318	-238%	Total realized investment gains (losses), net of related adjustments	75	(322)	(132)	(96)	(343)

2	(82)	102%	Divested businesses	(60)	(40)	(25)	(8)	10
—	(162)	100%	Demutualization costs and expenses	(117)	(37)	(389)	—	—

(437)	74	-690%	Total items excluded from adjusted operating income before income taxes	(102)	(399)	(546)	(104)	(333)

564	908	-38%	Income (loss) from continuing operations before income taxes	259	(143)	(373)	419	145
206	255	-19%	Income tax expense (benefit)	9	(195)	46	156	50

358	653	-45%	Income (loss) from continuing operations, after-tax	250	52	(419)	263	95

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINED BALANCE SHEETS—FINANCIAL SERVICES BUSINESSES
(in millions)

	06/30/2001	09/30/2001	12/31/2001	03/31/2002	06/30/2002
Assets:
Investments:
Fixed maturities available for sale, at fair value (amortized cost $67,706; $66,031; $67,276; $69,840; $70,745)	68,768	68,018	68,880	70,687	72,700
Fixed maturities held to maturity, at amortized cost (fair value $562; $555; $395; $373; $2,293)	538	532	374	354	2,268
Trading account assets, at fair value	5,752	5,199	5,043	6,286	6,038
Equity securities available for sale, at fair value (cost $3,462; $2,072; $1,671; $1,620; $1,748)	3,634	2,026	1,688	1,687	1,868
Commercial loans	13,977	12,756	13,624	13,011	12,752
Policy loans	3,033	3,008	2,812	2,854	2,982
Securities purchased under agreements to resell	6,169	4,480	4,421	7,137	5,136
Cash collateral for borrowed securities	3,422	3,963	5,210	5,628	5,530
Other long-term investments	4,023	3,811	4,336	4,253	4,216
Short-term investments	2,960	2,773	2,972	3,095	2,848

Total investments	112,276	106,566	109,360	114,992	116,338
Cash and cash equivalents	11,555	13,209	16,900	10,282	8,344
Accrued investment income	975	977	1,059	1,027	1,069
Broker-dealer related receivables	8,773	9,119	7,802	7,017	7,091
Deferred policy acquisition costs	5,445	5,525	5,538	5,660	5,859
Other assets	11,500	13,798	13,488	15,692	16,213
Separate account assets	79,697	74,523	77,158	78,515	75,101

Total assets	230,221	223,717	231,305	233,185	230,015

Liabilities:
Future policy benefits	40,756	40,729	39,752	38,403	40,319
Policyholders’ account balances	38,498	37,936	37,944	37,559	38,916
Unpaid claims and claim adjustment expenses	3,516	3,478	3,408	3,353	3,352
Securities sold under agreements to repurchase	10,262	9,479	9,280	11,704	10,557
Cash collateral for loaned securities	7,626	6,264	7,650	8,256	8,959
Income taxes payable	1,006	1,550	1,085	1,102	1,609
Broker-dealer related payables	5,206	6,571	6,445	5,581	6,076
Securities sold but not yet purchased	3,979	3,057	2,791	4,561	3,185
Short-term debt	9,440	9,720	5,405	6,515	4,221
Long-term debt	3,047	2,983	3,554	3,350	3,003
Other liabilities	12,401	12,744	16,497	14,143	13,769
Separate account liabilities	79,697	74,523	77,158	78,515	75,101

Total liabilities	215,434	209,034	210,969	213,042	209,067

Guaranteed minority interest in Trust holding solely debentures of Parent	—	—	690	690	690

Attributed Equity:
Accumulated other comprehensive income	827	1,102	563	164	937
Other attributed equity	13,960	13,581	19,083	19,289	19,321

Total attributed equity	14,787	14,683	19,646	19,453	20,258

Total liabilities and attributed equity	230,221	223,717	231,305	233,185	230,015

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION
(in millions)

	Quarter Ended June 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues(1):
Premiums	2,334	1,309	21	1,006	(2)
Policy charges and fee income	412	350	19	49	(6)
Net investment income	1,356	386	602	185	183
Commissions, investment management fees, and other income	1,057	63	931	142	(79)

Total revenues	5,159	2,108	1,573	1,382	96

Benefits and Expenses(1):
Insurance and annuity benefits	2,317	1,256	231	799	31
Interest credited to policyholders’ account balances	415	153	238	24	—
Interest expense	50	(1)	5	—	46
Deferral of acquisition costs	(358)	(218)	(14)	(147)	21
Amortization of acquisition costs	273	227	27	44	(25)
Securities operations non-interest expenses	731	—	619	119	(7)
General and administrative expenses	1,253	524	377	367	(15)

Total benefits and expenses	4,681	1,941	1,483	1,206	51

Adjusted operating income before income taxes	478	167	90	176	45

	Quarter Ended June 30, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues(1):
Premiums	2,014	1,194	3	817	—
Policy charges and fee income	483	356	20	111	(4)
Net investment income	1,352	382	627	129	214
Commissions, investment management fees, and other income	1,164	56	970	134	4

Total revenues	5,013	1,988	1,620	1,191	214

Benefits and Expenses(1):
Insurance and annuity benefits	2,073	1,149	213	702	9
Interest credited to policyholders’ account balances	422	152	251	18	1
Interest expense	100	4	7	2	87
Deferral of acquisition costs	(343)	(207)	(16)	(143)	23
Amortization of acquisition costs	212	175	22	35	(20)
Securities operations non-interest expenses	875	—	733	131	11
General and administrative expenses	1,313	544	411	326	32

Total benefits and expenses	4,652	1,817	1,621	1,071	143

Adjusted operating income before income taxes	361	171	(1)	120	71

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION
(in millions)

	Six Months Ended June 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues(1) :
Premiums	4,612	2,561	29	2,022	—
Policy charges and fee income	846	708	38	106	(6)
Net investment income	2,605	766	1,165	349	325
Commissions, investment management fees, and other income	2,152	119	1,868	291	(126)

Total revenues	10,215	4,154	3,100	2,768	193

Benefits and Expenses(1):
Insurance and annuity benefits	4,523	2,455	428	1,582	58
Interest credited to policyholders' account balances	829	300	481	48	—
Interest expense	106	(1)	8	—	99
Deferral of acquisition costs	(698)	(412)	(28)	(298)	40
Amortization of acquisition costs	512	400	48	109	(45)
Securities operations non-interest expenses	1,453	—	1,226	233	(6)
General and administrative expenses	2,489	1,040	747	718	(16)

Total benefits and expenses	9,214	3,782	2,910	2,392	130

Adjusted operating income before income taxes	1,001	372	190	376	63

	Six Months Ended June 30, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues(1):
Premiums	3,625	2,331	21	1,271	2
Policy charges and fee income	875	705	39	135	(4)
Net investment income	2,649	780	1,279	179	411
Commissions, investment management fees, and other income	2,272	112	2,010	278	(128)

Total revenues	9,421	3,928	3,349	1,863	281

Benefits and Expenses(1):
Insurance and annuity benefits	3,684	2,167	462	1,039	16
Interest credited to policyholders' account balances	804	308	477	19	—
Interest expense	208	2	17	4	185
Deferral of acquisition costs	(656)	(412)	(36)	(257)	49
Amortization of acquisition costs	454	378	44	73	(41)
Securities operations non-interest expenses	1,692	—	1,415	258	19
General and administrative expenses	2,401	1,093	811	509	(12)

Total benefits and expenses	8,587	3,536	3,190	1,645	216

Adjusted operating income before income taxes	834	392	159	218	65

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS—BY DIVISION
(in millions)

	As of June 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,338	25,225	45,489	34,795	10,829
Broker-dealer related receivables	7,091	—	5,651	1,144	296
Deferred policy acquisition costs	5,859	3,923	64	1,948	(76)
Other assets	25,626	5,201	10,318	3,837	6,270
Separate account assets	75,101	33,625	41,602	501	(627)

Total assets	230,015	67,974	103,124	42,225	16,692

Liabilities:
Future policy benefits	40,319	4,936	12,205	22,727	451
Policyholders’ account balances	38,916	13,691	15,686	9,519	20
Debt	7,224	56	3,420	954	2,794
Other liabilities	47,507	9,063	26,389	5,589	6,466
Separate account liabilities	75,101	33,625	41,602	501	(627)

Total liabilities	209,067	61,371	99,302	39,290	9,104

Guaranteed minority interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	937	652	404	46	(165)
Other attributed equity	19,321	5,951	3,418	2,889	7,063

Total attributed equity	20,258	6,603	3,822	2,935	6,898

Total liabilities and attributed equity	230,015	67,974	103,124	42,225	16,692

	As of December 31, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	109,360	24,126	45,579	29,841	9,814
Broker-dealer related receivables	7,802	—	6,421	1,069	312
Deferred policy acquisition costs	5,538	3,919	66	1,615	(62)
Other assets	31,447	4,496	9,215	8,454	9,282
Separate account assets	77,158	36,166	41,217	422	(647)

Total assets	231,305	68,707	102,498	41,401	18,699

Liabilities:
Future policy benefits	39,752	4,925	12,317	22,041	469
Policyholders’ account balances	37,944	12,739	15,372	9,808	25
Debt	8,959	106	4,527	1,058	3,268
Other liabilities	47,156	8,505	24,980	5,429	8,242
Separate account liabilities	77,158	36,166	41,217	422	(647)

Total liabilities	210,969	62,441	98,413	38,758	11,357

Guaranteed minority interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	563	529	446	(171)	(241)
Other attributed equity	19,083	5,737	3,639	2,814	6,893

Total attributed equity	19,646	6,266	4,085	2,643	6,652

Total liabilities and attributed equity	231,305	68,707	102,498	41,401	18,699

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

SHORT TERM DEBT—FINANCIAL SERVICES BUSINESSES
(in millions)

	As of June 30, 2002				As of December 31, 2001
	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	305	—	305	—	222	—	222
Investment related	—	584	—	584	—	834	—	834
Securities business related	—	1,031	1,337	2,368	—	1,639	1,484	3,123
Specified other businesses	—	853	110	963	—	1,141	14	1,155
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	2,773	1,448	4,221	—	3,836	1,569	5,405

Borrowings by type:
Long-term debt due within one year	—	651	—	651	—	753	—	753
Commercial paper	—	2,061	—	2,061	—	3,022	—	3,022
Bank borrowings	—	—	837	837	—	—	1,324	1,324
Other short-term debt	—	61	610	671	—	61	174	235

Total general obligations	—	2,773	1,447	4,220	—	3,836	1,498	5,334
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	2,773	1,448	4,221	—	3,836	1,569	5,405

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

LONG TERM DEBT
(in millions)

	As of June 30, 2002
						Limited
	General		Securities	Specified	Total	Recourse
	Corporate	Investment	Business	Other	General	and non-	Total
	Purposes	Related	Related	Businesses	Obligations	Recourse	Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America(a):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	768	485	—	1,853	—	1,853
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	768	485	—	2,543	—	2,543

Long-term debt of other affiliated companies	—	—	—	—	—	460	460

Total long-term debt of Financial Services Businesses	1,290	768	485	—	2,543	460	3,003

Ratio of long-term and short-term corporate debt to capitalization	8.1%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2001
						Limited
	General		Securities	Specified	Total	Recourse
	Corporate	Investment	Business	Other	General	and non-	Total
	Purposes	Related	Related	Businesses	Obligations	Recourse	Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America(a):
Surplus notes	989	—	—	—	989	—	989
Long-term fixed and floating rate notes	1,456	586	—	—	2,042	—	2,042
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	2,445	586	—	—	3,031	—	3,031

Long-term debt of other affiliated companies	—	—	—	—	—	523	523

Total long-term debt of Financial Services Businesses	2,445	586	—	—	3,031	523	3,554

Ratio of long-term and short-term corporate debt to capitalization	12.7%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INSURANCE DIVISION
(in millions)

Year-to-date		% Change		2001			2002
2002	2001			2Q	3Q	4Q	1Q	2Q
			Revenues(1):
2,561	2,331	10%	Premiums	1,194	1,219	1,279	1,252	1,309
708	705	0%	Policy charges and fee income	356	355	363	358	350
766	780	-2%	Net investment income	382	375	381	380	386
119	112	6%	Commissions, investment management fees, and other income	56	64	55	56	63

4,154	3,928	6%	Total revenues	1,988	2,013	2,078	2,046	2,108

			Benefits and Expenses(1):
2,455	2,167	13%	Insurance and annuity benefits	1,149	1,243	1,223	1,199	1,256
300	308	-3%	Interest credited to policyholders' account balances	152	153	159	147	153
(1)	2	-150%	Interest expense	4	—	(1)	—	(1)
(412)	(412)	0%	Deferral of acquisition costs	(207)	(197)	(199)	(194)	(218)
400	378	6%	Amortization of acquisition costs	175	210	177	173	227
1,040	1,093	-5%	General and administrative expenses	544	522	648	516	524

3,782	3,536	7%	Total benefits and expenses	1,817	1,931	2,007	1,841	1,941

372	392	-5%	Adjusted operating income before income taxes	171	82	71	205	167

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION
(in millions)

	Quarter Ended June 30, 2002
	Total	Individual		Property &	Individual Life and Annuities
	Insurance	Life and	Group	Casualty	Individual	Individual
	Division	Annuities	Insurance	Insurance	Life	Annuities
Revenues(1):
Premiums	1,309	86	704	519	65	21
Policy charges and fee income	350	308	42	—	252	56
Net investment income	386	201	147	38	101	100
Commissions, investment management fees, and other income	63	53	6	4	37	16

Total revenues	2,108	648	899	561	455	193

Benefits and Expenses(1):
Insurance and annuity benefits	1,256	165	686	405	128	37
Interest credited to policyholders’ account balances	153	96	57	—	36	60
Interest expense	(1)	—	(1)	—	—	—
Deferral of acquisition costs	(218)	(115)	(8)	(95)	(80)	(35)
Amortization of acquisition costs	227	133	—	94	63	70
General and administrative expenses	524	256	129	139	178	78

Total benefits and expenses	1,941	535	863	543	325	210

Adjusted operating income before income taxes	167	113	36	18	130	(17)

	Quarter Ended June 30, 2001
	Total	Individual		Property &	Individual Life and Annuities
	Insurance	Life and	Group	Casualty	Individual	Individual
	Division	Annuities	Insurance	Insurance	Life	Annuities
Revenues(1):
Premiums	1,194	109	619	466	96	13
Policy charges and fee income	356	321	35	—	256	65
Net investment income	382	205	137	40	97	108
Commissions, investment management fees, and other income	56	49	5	2	29	20

Total revenues	1,988	684	796	508	478	206

Benefits and Expenses(1):
Insurance and annuity benefits	1,149	198	622	329	173	25
Interest credited to policyholders’ account balances	152	99	53	—	34	65
Interest expense	4	2	2	—	1	1
Deferral of acquisition costs	(207)	(101)	(4)	(102)	(77)	(24)
Amortization of acquisition costs	175	76	1	98	55	21
General and administrative expenses	544	281	113	150	205	76

Total benefits and expenses	1,817	555	787	475	391	164

Adjusted operating income before income taxes	171	129	9	33	87	42

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION
(in millions)

	Six Months Ended June 30, 2002
	Total	Individual		Property &	Individual Life and Annuities
	Insurance Division	Life and Annuities	Group Insurance	Casualty Insurance	Individual Life	Individual Annuities
Revenues(1):
Premiums	2,561	151	1,398	1,012	121	30
Policy charges and fee income	708	614	94	—	502	112
Net investment income	766	406	283	77	206	200
Commissions, investment management fees, and other income	119	102	14	3	69	33

Total revenues	4,154	1,273	1,789	1,092	898	375

Benefits and Expenses(1):
Insurance and annuity benefits	2,455	322	1,360	773	257	65
Interest credited to policyholders' account balances	300	189	111	—	69	120
Interest expense	(1)	—	(1)	—	—	—
Deferral of acquisition costs	(412)	(209)	(10)	(193)	(146)	(63)
Amortization of acquisition costs	400	209	(3)	194	116	93
General and administrative expenses	1,040	503	259	278	355	148

Total benefits and expenses	3,782	1,014	1,716	1,052	651	363

Adjusted operating income before income taxes	372	259	73	40	247	12

	Six Months Ended June 30, 2001
	Total	Individual		Property &	Individual Life and Annuities
	Insurance Division	Lifeand Annuities	Group Insurance	Casualty Insurance	Individual Life	Individual Annuities
Revenues(1):
Premiums	2,331	209	1,211	911	183	26
Policy charges and fee income	705	636	69	—	507	129
Net investment income	780	424	273	83	196	228
Commissions, investment management fees, and other income	112	98	11	3	59	39

Total revenues	3,928	1,367	1,564	997	945	422

Benefits and Expenses(1):
Insurance and annuity benefits	2,167	379	1,184	604	330	49
Interest credited to policyholders' account balances	308	202	106	—	69	133
Interest expense	2	3	(1)	—	1	2
Deferral of acquisition costs	(412)	(203)	(7)	(202)	(153)	(50)
Amortization of acquisition costs	378	179	1	198	117	62
General and administrative expenses	1,093	564	225	304	415	149

Total benefits and expenses	3,536	1,124	1,508	904	779	345

Adjusted operating income before income taxes	392	243	56	93	166	77

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ASSETS UNDER MANAGEMENT
(in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE SALES(1):
85	120	Variable life	55	46	50	44	41
27	3	Universal life	3	5	4	11	16
86	65	Corporate-owned life insurance	28	117	17	10	76
28	21	Term life	11	11	11	13	15

226	209	Total	97	179	82	78	148

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
18,689	21,059	Beginning total account value	19,118	19,523	17,190	18,689	18,435
780	667	Sales	328	274	330	374	406
(1,224)	(1,256)	Surrenders, withdrawals and exchange redemptions	(591)	(552)	(548)	(597)	(627)
(1,443)	(947)	Change in market value, interest credited, and other activity(2)	668	(2,055)	1,717	(31)	(1,412)

16,802	19,523	Ending total account value	19,523	17,190	18,689	18,435	16,802

(444)	(589)	Net redemptions	(263)	(278)	(218)	(223)	(221)

		Fixed Annuities:
2,975	2,926	Beginning total account value	2,889	2,872	2,865	2,975	2,909
218	57	Sales	27	32	31	37	181
(95)	(124)	Surrenders, withdrawals and exchange redemptions	(55)	(48)	(44)	(50)	(45)
(50)	13	Interest credited and other activity(2)	11	9	123	(53)	3

3,048	2,872	Ending account value	2,872	2,865	2,975	2,909	3,048

123	(67)	Net sales (redemptions)	(28)	(16)	(13)	(13)	136

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance:(1)
108	111	Prudential Agents	54	56	51	53	55
118	98	Third party distribution	43	123	31	25	93

226	209	Total	97	179	82	78	148

		Variable and Fixed Annuities(3):
742	589	Prudential Agents	293	257	298	337	405
221	130	Financial Advisors	58	46	54	63	158
35	5	Third-party distributors	4	3	9	11	24

998	724	Total	355	306	361	411	587

(1)	Statutory first year premiums and deposits.
(2)
The quarter ended March 31, 2002 includes decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company’s demutualization. The quarter ended December 31, 2001 includes increases in policyholder account values of $429 million for variable annuities and $157 million for fixed annuities as a result of policyholder credits issued in connection with the Company’s demutualization, as well as a decrease in policyholder account values of $50 million in fixed annuities transferred to the Closed Block Business upon its establishment.

(3)	Amounts represent gross sales.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY
(in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders’ Account Balances:
3,826	3,526	Beginning balance	3,578	3,628	3,664	3,826	3,924
453	372	Premiums and deposits	181	194	206	227	226
43	45	Interest credited	21	20	25	20	23
(273)	(346)	Surrenders and withdrawals	(174)	(159)	(201)	(135)	(138)
28	58	Net transfers from separate account	26	24	7	14	14
(38)	(28)	Policy charges	(14)	(17)	(14)	(16)	(22)
(47)	1	Benefits and other	10	(26)	139	(12)	(35)

3,992	3,628	Ending balance	3,628	3,664	3,826	3,924	3,992

		Separate Account Liabilities:
13,010	13,892	Beginning balance	12,849	13,391	12,021	13,010	13,129
864	864	Premiums and deposits	417	491	419	396	468
(986)	(528)	Change in market value and interest credited	531	(1,418)	1,031	111	(1,097)
(256)	(351)	Surrenders and withdrawals	(179)	(117)	(209)	(124)	(132)
(75)	(1)	Net transfers (to) from general account	19	(96)	(10)	(38)	(37)
(418)	(431)	Policy charges	(215)	(210)	(223)	(211)	(207)
(22)	(54)	Benefits and other	(31)	(20)	(19)	(15)	(7)

12,117	13,391	Ending balance	13,391	12,021	13,010	13,129	12,117

		INDIVIDUAL ANNUITIES:
		Account Values in General Account:
6,152	5,677	Beginning balance	5,624	5,587	5,566	6,152	5,825
998	724	Premiums and deposits	355	306	361	411	587
143	157	Interest credited	79	76	77	72	71
(1,319)	(1,380)	Surrenders and withdrawals	(646)	(600)	(592)	(647)	(672)
314	518	Net transfers (to) from separate account(1)	235	240	243	(7)	321
(3)	(2)	Policy charges	(1)	(1)	(2)	(1)	(2)
(192)	(107)	Benefits and other(2)	(59)	(42)	499	(155)	(37)

6,093	5,587	Ending balance	5,587	5,566	6,152	5,825	6,093

		Account Values in Separate Account:
15,512	18,308	Beginning balance	16,383	16,808	14,489	15,512	15,519
398	511	Premiums and deposits	246	206	188	183	215
(1,341)	(867)	Change in market value and interest credited	717	(2,027)	1,316	51	(1,392)
(1,057)	(1,105)	Surrenders and withdrawals	(536)	(481)	(478)	(514)	(543)
345	76	Net transfers from general account(1)	55	35	47	338	7
(100)	(115)	Policy charges	(57)	(52)	(50)	(51)	(49)
—	—	Benefits and other	—	—	—	—	—

13,757	16,808	Ending balance	16,808	14,489	15,512	15,519	13,757

(1)
The quarter ended March 31, 2002 includes $314 million of policyholder credits, issued in connection with the Company’s demutualization, applied to customer account balances held in the separate account.

(2)
The quarter ended March 31, 2002 includes a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company’s demutualization. The quarter ended December 31, 2001 includes an increase in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company’s demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—DEFERRED POLICY ACQUISITION COSTS
(in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
3,133	3,090	Beginning balance	3,088	3,117	3,115	3,133	3,160
146	153	Capitalization	77	74	74	66	80
(116)	(117)	Amortization—operating results	(55)	(60)	(55)	(53)	(63)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
(8)	(9)	Impact of unrealized (gains) or losses on AFS securities	7	(16)	(1)	14	(22)

3,155	3,117	Ending balance	3,117	3,115	3,133	3,160	3,155

		INDIVIDUAL ANNUITIES:
628	682	Beginning balance	648	655	612	628	654
63	50	Capitalization	24	24	25	28	35
(93)	(62)	Amortization—operating results	(21)	(51)	(21)	(23)	(70)
2	(3)	Amortization—realized investment gains and losses	(2)	2	15	1	1
(2)	(12)	Impact of unrealized (gains) or losses on AFS securities	6	(18)	(3)	20	(22)

598	655	Ending balance	655	612	628	654	598

		GROUP INSURANCE(1):
26	12	Beginning balance	15	18	22	26	31
10	7	Capitalization	4	4	7	2	8
3	(1)	Amortization—operating results	(1)	—	(3)	3	—
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

39	18	Ending balance	18	22	26	31	39

		PROPERTY & CASUALTY INSURANCE:
132	137	Beginning balance	137	141	137	132	130
193	202	Capitalization	102	95	93	98	95
(194)	(198)	Amortization—operating results	(98)	(99)	(98)	(100)	(94)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

131	141	Ending balance	141	137	132	130	131

		TOTAL INSURANCE DIVISION:
3,919	3,921	Beginning balance	3,888	3,931	3,886	3,919	3,975
412	412	Capitalization	207	197	199	194	218
(400)	(378)	Amortization—operating results	(175)	(210)	(177)	(173)	(227)
2	(3)	Amortization—realized investment gains and losses	(2)	2	15	1	1
(10)	(21)	Impact of unrealized (gains) or losses on AFS securities	13	(34)	(4)	34	(44)

3,923	3,931	Ending balance	3,931	3,886	3,919	3,975	3,923

(1)	Represents long-term care products.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE
(dollar amounts in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:
		Policy Surrender Experience:
310	329	Cash value of surrenders	149	132	176	162	148
3.8%	3.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	3.2%	4.4%	3.9%	3.6%
		Death claims per $1,000 of in-force:(1)
2.06	1.94	Variable and universal life	1.65	2.53	2.01	2.06	2.06
1.49	1.16	Term life	1.25	2.78	0.86	1.43	1.56
1.90	1.72	Total, Individual Life Insurance	1.55	2.61	1.65	1.87	1.94

(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE
(dollar amounts in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
189	321	Group life	33	64	50	162	27
86	89	Group disability(1)	20	33	17	53	33

275	410	Total	53	97	67	215	60

		Future Policy Benefits(2):
		Group life	1,452	1,623	1,664	1,617	1,609
		Group disability(1)	101	98	103	137	138

		Total	1,553	1,721	1,767	1,754	1,747

		Policyholder Account Balances(2):
		Group life	3,664	3,764	3,805	3,928	4,238
		Group disability(1)	41	57	61	58	63

		Total	3,705	3,821	3,866	3,986	4,301

		Separate Account Liabilities(2):
		Group life	7,156	7,246	7,634	8,097	7,745
		Group disability(1)	—	—	—	—	—

		Total	7,156	7,246	7,634	8,097	7,745

		Group Life Insurance:
1,331	1,161	Gross premiums, policy charges and fee income(3)	596	637	641	667	664
1,203	1,030	Earned premiums, policy charges and fee income	529	579	551	603	600
92.3%	92.4%	Benefits ratio	94.7%	96.6%	88.6%	91.8%	92.8%
10.1%	10.0%	Administrative operating expense ratio	9.7%	8.8%	11.2%	10.0%	10.2%
		Persistency ratio	98.7%	97.9%	97.4%	97.2%	96.1%
		Group Disability Insurance(1):
299	260	Gross premiums, policy charges and fee income(3)	131	141	142	150	149
289	250	Earned premiums, policy charges and fee income	125	129	137	143	146
86.2%	93.2%	Benefits ratio	97.8%	99.2%	94.9%	84.6%	87.7%
22.7%	23.5%	Administrative operating expense ratio	25.2%	22.0%	25.4%	22.7%	22.8%
		Persistency ratio	91.3%	89.4%	88.8%	94.7%	93.0%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY INSURANCE
(dollar amounts in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		Earned premium:
766	674	Automobile	346	356	373	372	394
229	221	Homeowners’	112	113	114	113	116
17	16	Other	8	9	8	8	9

1,012	911	Total earned premium	466	478	495	493	519

		Loss ratio(1)(2):
75.4%	65.8%	Automobile	74.1%	69.1%	81.0%	75.8%	75.1%
80.0%	69.8%	Homeowners’	60.2%	97.3%	69.0%	72.1%	87.8%
76.6%	66.3%	Overall	70.5%	75.6%	74.5%	74.8%	78.3%
		Expense ratio(1)(3):
27.9%	31.6%	Automobile	31.2%	30.3%	29.5%	28.5%	27.2%
33.3%	38.4%	Homeowners’	34.8%	34.3%	35.9%	35.3%	31.7%
29.0%	33.1%	Overall	32.0%	31.3%	31.0%	29.8%	28.2%
		Combined ratio(4):
103.3%	97.4%	Automobile	105.3%	99.4%	110.5%	104.3%	102.3%
113.3%	108.2%	Homeowners’	95.0%	131.6%	104.9%	107.4%	119.5%
105.6%	99.4%	Overall	102.5%	106.9%	105.5%	104.6%	106.5%
12.2	25.0	Current accident year catastrophe losses(5)	24.0	12.8	4.2	4.2	8.0
1.2%	2.7%	Effect of current accident year catastrophic losses on combined ratio	5.1%	2.7%	0.9%	0.9%	1.5%
		Accident year combined ratio(6)	109.1%	106.9%	107.0%	105.0%	107.1%

(1)	Based on statutory data.
(2)	Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3)	Represents ratio of operating expenses to net written premium.
(4)	Represents the sum of loss ratio and expense ratio above.
(5)
Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.

(6)
Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION
(in millions)

Year-to-date		% Change		2001			2002
2002	2001			2Q	3Q	4Q	1Q	2Q
			Revenues(1):
29	21	38%	Premiums	3	(8)	7	8	21
38	39	-3%	Policy charges and fee income	20	18	23	19	19
1,165	1,279	-9%	Net investment income	627	611	594	563	602
1,868	2,010	-7%	Commissions, investment management fees, and other income	970	927	957	937	931

3,100	3,349	-7%	Total revenues	1,620	1,548	1,581	1,527	1,573

			Benefits and Expenses(1):
428	462	-7%	Insurance and annuity benefits	213	231	220	197	231
481	477	1%	Interest credited to policyholders’ account balances	251	250	250	243	238
8	17	-53%	Interest expense	7	8	7	3	5
(28)	(36)	22%	Deferral of acquisition costs	(16)	(12)	(12)	(14)	(14)
48	44	9%	Amortization of acquisition costs	22	22	20	21	27
1,226	1,415	-13%	Securities operations non-interest expenses	733	653	661	607	619
747	811	-8%	General and administrative expenses	411	397	429	370	377

2,910	3,190	-9%	Total benefits and expenses	1,621	1,549	1,575	1,427	1,483

190	159	19%	Adjusted operating income before income taxes	(1)	(1)	6	100	90

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION
(in millions)

	Quarter Ended June 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues(1):
Premiums	21	—	—	21	—
Policy charges and fee income	19	—	—	19	—
Net investment income	602	7	47	542	6
Commissions, investment management fees, and other income	931	309	572	35	15

Total revenues	1,573	316	619	617	21

Benefits and Expenses(1):
Insurance and annuity benefits	231	—	—	231	—
Interest credited to policyholders’ account balances	238	—	—	238	—
Interest expense	5	3	—	2	—
Deferral of acquisition costs	(14)	(12)	—	(2)	—
Amortization of acquisition costs	27	19	—	8	—
Securities operations non-interest expenses	619	—	619	—	—
General and administrative expenses	377	270	8	90	9

Total benefits and expenses	1,483	280	627	567	9

Adjusted operating income before income taxes	90	36	(8)	50	12

	Quarter Ended June 30, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues(1):
Premiums	3	—	—	3	—
Policy charges and fee income	20	—	—	20	—
Net investment income	627	10	59	545	13
Commissions, investment management fees, and other income	970	327	595	39	9

Total revenues	1,620	337	654	607	22

Benefits and Expenses(1):
Insurance and annuity benefits	213	—	—	213	—
Interest credited to policyholders’ account balances	251	—	—	251	—
Interest expense	7	3	—	2	2
Deferral of acquisition costs	(16)	(13)	—	(3)	—
Amortization of acquisition costs	22	19	—	3	—
Securities operations non-interest expenses	733	—	733	—	—
General and administrative expenses	411	298	9	94	10

Total benefits and expenses	1,621	307	742	560	12

Adjusted operating income before income taxes	(1)	30	(88)	47	10

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Financial Supplement
Second Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION
(in millions)

	Six Months Ended June 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues(1):
Premiums	29	—	—	29	—
Policy charges and fee income	38	—	—	38	—
Net investment income	1,165	13	93	1,044	15
Commissions, investment management fees, and other income	1,868	620	1,143	70	35

Total revenues	3,100	633	1,236	1,181	50

Benefits and Expenses(1):
Insurance and annuity benefits	428	—	—	428	—
Interest credited to policyholders’ account balances	481	—	—	481	—
Interest expense	8	3	—	3	2
Deferral of acquisition costs	(28)	(22)	—	(6)	—
Amortization of acquisition costs	48	37	—	11	—
Securities operations non-interest expenses	1,226	—	1,226	—	—
General and administrative expenses	747	532	15	180	20

Total benefits and expenses	2,910	550	1,241	1,097	22

Adjusted operating income before income taxes	190	83	(5)	84	28

	Six Months Ended June 30, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues(1):
Premiums	21	—	—	21	—
Policy charges and fee income	39	—	—	39	—
Net investment income	1,279	19	130	1,107	23
Commissions, investment management fees, and other income	2,010	664	1,246	77	23

Total revenues	3,349	683	1,376	1,244	46

Benefits and Expenses(1):
Insurance and annuity benefits	462	—	—	462	—
Interest credited to policyholders’ account balances	477	—	—	477	—
Interest expense	17	7	—	7	3
Deferral of acquisition costs	(36)	(30)	—	(6)	—
Amortization of acquisition costs	44	38	—	6	—
Securities operations non-interest expenses	1,415	—	1,415	—	—
General and administrative expenses	811	587	18	189	17

Total benefits and expenses	3,190	602	1,433	1,135	20

Adjusted operating income before income taxes	159	81	(57)	109	26

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION
FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS
(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2001			2002
2002	2001			2Q	3Q	4Q	1Q	2Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
97	107	-9%	Retail customers	54	52	51	49	48
171	196	-13%	Institutional customers	99	91	96	84	87
111	106	5%	General account	51	59	62	54	57

379	409	-7%	Subtotal	204	202	209	187	192
254	274	-7%	Mutual Fund revenues(1)	133	137	126	130	124

633	683	-7%	Total Investment Management segment revenues	337	339	335	317	316

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
354	371	-5%	Asset-based fees	188	186	184	176	178
13	21	-38%	Transaction-based and other revenues	7	10	9	5	8

367	392	-6%	Subtotal	195	196	193	181	186
253	272	-7%	Mutual Fund revenues(1)	132	136	126	130	123

620	664	-7%	Total Investment Management segment	327	332	319	311	309

			Financial Advisory Segment:
			Non-Interest Revenues:
676	748	-10%	Commissions	361	311	361	334	342
387	380	2%	Fees	182	193	171	193	194
80	118	-32%	Other non-interest revenues	52	46	45	44	36

1,143	1,246	-8%	Total non-interest revenues	595	550	577	571	572

			Recurring revenue as a percentage of total non-interest revenue(2)	36.3%	37.4%	36.7%	37.4%	38.5%
3.18	4.80		Average customer margin lending balances ($ in billions)	4.38	4.20	3.47	3.26	3.10

(1)	Represents mutual fund revenues other than asset management fees, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity Securities sales and trading revenue.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INVESTMENT DIVISION—ASSETS UNDER MANAGEMENT
FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS
(in billions)

	June 30, 2002
	Equity	Fixed Income	Real Estate	Total
Retail customers(1)	38.0	46.7	0.1	84.8
Institutional customers(1)	28.5	44.9	10.1	83.5
General account(1)	2.2	112.4	1.4	116.0

Total	68.7	204.0	11.6	284.3

	June 30, 2001
	Equity	Fixed Income	Real Estate	Total
Retail customers	48.4	51.4	—	99.8
Institutional customers	42.4	38.1	10.2	90.7
General account	2.5	105.4	1.4	109.3

Total	93.3	194.9	11.6	299.8

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		Institutional Assets Under Management:(1)
		Assets gathered by Investment Management & Advisory Services sales force:(2)
67.9	74.5	Beginning assets under management	70.5	70.4	65.3	67.9	62.6
5.9	7.1	Additions to managed portfolio	3.2	2.4	4.2	3.0	2.9
(10.9)	(8.0)	Withdrawals	(5.0)	(4.2)	(5.6)	(8.4)	(2.5)
(2.3)	(3.2)	Change in market value	1.7	(3.3)	3.9	0.1	(2.4)
3.6	—	Net money market flows	—	—	0.1	4.0	(0.4)
(4.0)	—	Other(2)	—	—	—	(4.0)	—

60.2	70.4	Ending assets under management	70.4	65.3	67.9	62.6	60.2
23.3	20.3	Other institutional assets under management(2)	20.3	19.6	21.2	23.6	23.3

83.5	90.7	Total assets managed for institutional customers at end of period	90.7	84.9	89.1	86.2	83.5

(1)
Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(2)
Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE
PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT
(in millions)
Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT
		Mutual Funds:
57,809	57,764	Beginning total mutual funds assets	58,168	59,618	56,951	57,809	56,743
2,374	3,430	Sales (other than money market)	2,106	907	936	914	1,460
(2,455)	(2,305)	Redemptions (other than money market)	(1,103)	(1,110)	(1,282)	(1,116)	(1,339)
(2,418)	(198)	Reinvestment of distributions and change in market value	1,056	(3,840)	2,144	32	(2,450)
(2,851)	927	Net money market sales	(609)	1,376	(940)	(896)	(1,955)

52,459	59,618	Ending total mutual funds assets	59,618	56,951	57,809	56,743	52,459

(81)	1,125	Net Mutual Funds sales (redemptions) other than money market	1,003	(203)	(346)	(202)	121

		Wrap-fee Products:(1)
17,955	19,621	Beginning total wrap-fee product assets	17,335	18,714	16,141	17,955	18,192
3,543	4,263	Sales	1,968	1,626	1,563	1,667	1,876
(2,979)	(3,256)	Redemptions	(1,378)	(1,462)	(1,342)	(1,361)	(1,618)
(1,843)	(1,914)	Reinvestment of distributions and change in market value	789	(2,737)	1,593	(69)	(1,774)

16,676	18,714	Ending total wrap-fee product assets	18,714	16,141	17,955	18,192	16,676
16,827	17,037	Other managed accounts at end of period(2)	17,037	15,366	17,575	18,006	16,827

33,503	35,751	Total wrap-fee product and other managed account assets at end of period	35,751	31,507	35,530	36,198	33,503

564	1,007	Net wrap-fee product sales(1)	590	164	221	306	258

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products(3):
314	432	Prudential Agents	199	161	150	156	158
746	1,004	Financial Advisors	429	298	300	339	407
1,277	1,915	Third-party distributors	1,470	457	479	387	890
37	79	Other	8	(9)	7	32	5

2,374	3,430	Total	2,106	907	936	914	1,460

		Wrap-fee products:(1)
247	219	Prudential Agents	110	104	101	115	132
3,098	3,945	Financial Advisors	1,807	1,488	1,404	1,483	1,615
198	99	Third-party distributors	51	34	58	69	129

3,543	4,263	Total	1,968	1,626	1,563	1,667	1,876

(1)	Excludes other managed accounts.
(2)	Includes amounts under both management and administration for certain Prudential Securities programs and unit investment trusts.
(3)	Other than money market.

Prudential Financial, Inc.
Financial Supplement
Second Quarter 2002

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
24,640	26,046	Beginning total account value	24,473	25,319	22,710	24,640	25,337
1,914	2,178	Sales	923	729	782	1,010	904
(1,572)	(2,056)	Withdrawals	(1,021)	(728)	(638)	(817)	(755)
(946)	(849)	Change in market value and interest credited(1)	944	(2,610)	1,786	504	(1,450)

24,036	25,319	Ending total account value	25,319	22,710	24,640	25,337	24,036

342	122	Net sales (withdrawals)	(98)	1	144	193	149

		Asset management of ending total account value:
		Proprietary	18,287	16,501	17,665	18,107	17,075
		Non-proprietary	7,032	6,209	6,975	7,230	6,961

		Total	25,319	22,710	24,640	25,337	24,036

		Guaranteed Products:
39,825	41,577	Beginning total account value	40,461	39,920	39,008	39,825	39,400
765	1,581	Sales	1,181	285	433	259	506
(1,857)	(2,446)	Withdrawals and benefits	(877)	(1,123)	(803)	(864)	(993)
750	972	Change in market value and interest income	646	388	838	355	395
(311)	(1,764)	Other(2)	(1,491)	(462)	349	(175)	(136)

39,172	39,920	Ending total account value	39,920	39,008	39,825	39,400	39,172

(1,092)	(865)	Net sales (withdrawals)	304	(838)	(370)	(605)	(487)

		Product composition of ending total account value:
		Spread-lending products	19,020	18,841	18,887	18,915	18,869
		Fee-based products	20,900	20,167	20,938	20,485	20,303

		Total	39,920	39,008	39,825	39,400	39,172

(1)
Includes increases to account values of $348 million in the six months ended June 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to common stock received as demutualization consideration. The quarter ended March 31, 2002 also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment. The quarter ended December 31, 2001 includes an increase in account values of $433 million as a result of policyholder credits issued in connection with the Company’s demutualization.

(2)
Represents changes in asset balances for externally managed accounts. In addition, the quarter ended December 31, 2001 includes an increase in account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company’s demutualization.

Prudential Financial, Inc.
Financial Supplement
Second Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION
(in millions)

Year-to-date		%		2001			2002
2002	2001	Change		2Q	3Q	4Q	1Q	2Q
			Revenues(1):
2,022	1,271	59%	Premiums	817	1,020	1,046	1,016	1,006
106	135	-21%	Policy charges and fee income	111	102	70	57	49
349	179	95%	Net investment income	129	170	162	164	185
291	278	5%	Commissions, investment management fees, and other income	134	118	143	149	142

2,768	1,863	49%	Total revenues	1,191	1,410	1,421	1,386	1,382

			Benefits and Expenses(1):
1,582	1,039	52%	Insurance and annuity benefits	702	794	841	783	799
48	19	153%	Interest credited to policyholders’ account balances	18	28	25	24	24
—	4	-100%	Interest expense	2	2	(2)	—	—
(298)	(257)	-16%	Deferral of acquisition costs	(143)	(133)	(149)	(151)	(147)
109	73	49%	Amortization of acquisition costs	35	44	47	65	44
233	258	-10%	Securities operations non-interest expenses	131	125	147	114	119
718	509	41%	General and administrative expenses	326	370	387	351	367

2,392	1,645	45%	Total benefits and expenses	1,071	1,230	1,296	1,186	1,206

376	218	72%	Adjusted operating income before income taxes	120	180	125	200	176

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION
(in millions)

	Six Months Ended June 30, 2002				Quarter Ended June 30, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance- Gibraltar Life(2)	International Securities and Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance- Gibraltar Life(2)	International Securities and Investments
Revenues(1):
Premiums	2,022	981	1,041	—	1,006	495	511	—
Policy charges and fee income	106	50	56	—	49	21	28	—
Net investment income	349	86	235	28	185	45	126	14
Commissions, investment management fees, and other income	291	14	34	243	142	4	18	120

Total revenues	2,768	1,131	1,366	271	1,382	565	683	134

Benefits and Expenses(1):
Insurance and annuity benefits	1,582	730	852	—	799	374	425	—
Interest credited to policyholders’ account balances	48	3	45	—	24	2	22	—
Interest expense	—	2	(2)	—	—	1	(1)	—
Deferral of acquisition costs	(298)	(224)	(74)	—	(147)	(111)	(36)	—
Amortization of acquisition costs	109	100	9	—	44	48	(4)	—
Securities operations non-interest expenses	233	—	—	233	119	—	—	119
General and administrative expenses	718	334	331	53	367	165	176	26

Total benefits and expenses	2,392	945	1,161	286	1,206	479	582	145

Adjusted operating income before income taxes	376	186	205	(15)	176	86	101	(11)

	Six Months Ended June 30, 2001				Quarter Ended June 30, 2001
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance- Gibraltar Life (2)	International Securities and Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance- Gibraltar Life (2)	International Securities and Investments
Revenues (1):
Premiums	1,271	893	378	—	817	439	378	—
Policy charges and fee income	135	46	89	—	111	22	89	—
Net investment income	179	68	80	31	129	34	80	15
Commissions, investment management fees, and other income	278	20	1	257	134	11	1	122

Total revenues	1,863	1,027	548	288	1,191	506	548	137

Benefits and Expenses (1):
Insurance and annuity benefits	1,039	674	365	—	702	337	365	—
Interest credited to policyholders’ account balances	19	2	17	—	18	1	17	—
Interest expense	4	4	—	—	2	2	—	—
Deferral of acquisition costs	(257)	(233)	(24)	—	(143)	(119)	(24)	—
Amortization of acquisition costs	73	73	—	—	35	35	—	—
Securities operations non-interest expenses	258	—	—	258	131	—	—	131
General and administrative expenses	509	329	131	49	326	167	131	28

Total benefits and expenses	1,645	849	489	307	1,071	423	489	159

Adjusted operating income before income taxes	218	178	59	(19)	120	83	59	(22)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through May 31, 2002.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION
(dollar amounts in millions unless otherwise noted)

Year-to-date			2001			2002
2002	2001		2Q	3Q	4Q	1Q	2Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis(1):
		Net premiums, policy charges and fee income:
769	755	Japan, excluding Gibraltar Life	361	376	395	395	374
1,097	467	Gibraltar Life(2)	467	639	604	558	539
262	184	All other countries	100	107	117	120	142

2,128	1,406	Total	928	1,122	1,116	1,073	1,055

		Annualized new business premiums:
144	206	Japan, excluding Gibraltar Life	92	77	87	77	67
108	10	Gibraltar Life(2)	10	44	56	49	59
104	108	All other countries	60	51	53	53	51

356	324	Total	162	172	196	179	177

		Constant exchange rate basis(3):
		Net premiums, policy charges and fee income:
820	749	Japan, excluding Gibraltar Life	365	376	401	431	389
1,178	472	Gibraltar Life(2)	472	645	602	603	575
267	183	All other countries	102	106	119	124	143

2,265	1,404	Total	939	1,127	1,122	1,158	1,107

		Annualized new business premiums:
153	204	Japan, excluding Gibraltar Life	93	77	89	84	69
116	10	Gibraltar Life(2)	10	44	56	53	63
104	108	All other countries	61	51	53	55	49

373	322	Total	164	172	198	192	181

		Face amount of individual policies in force at end of period (in billions):
		Japan, excluding Gibraltar Life	120	124	127	130	133
		Gibraltar Life(2)	265	244	232	224	217
		All other countries	32	34	38	41	42

		Total	417	402	397	395	392

		Number of individual policies in force at end of period (in thousands):
		Japan, excluding Gibraltar Life	892	918	946	973	990
		Gibraltar Life(2)	5,322	5,047	4,911	4,787	4,666
		All other countries	452	492	536	571	609

		Total	6,666	6,457	6,393	6,331	6,265

(1)	Translated based on applicable average exchange rate for the period shown.
(2)	Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through May 31, 2002.
(3)	Translated based on average exchange rates for the year ended December 31, 2001.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION
(dollar amounts in millions unless otherwise noted)

	2001			2002
	2Q	3Q	4Q	1Q	2Q
International insurance policy persistency(1):
13 months	93.1%	93.1%	93.2%	93.4%	93.8%
25 months	88.9%	88.9%	88.1%	87.8%	86.9%
Number of Life Planners at end of period(2):
Japan	1,853	1,944	1,992	1,994	1,985
All other countries	1,837	2,055	2,112	2,104	2,222

Total	3,690	3,999	4,104	4,098	4,207

Number of International Retail Financial Advisors at end of period	632	646	633	632	634
Assets managed or administered for customers outside of the United States at end of period	66,388	62,642	64,280	63,595	66,921

(1)	Excluding Gibraltar Life.
(2)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002
INVESTMENT PORTFOLIO COMPOSITION
(in millions)

	June 30, 2002				December 31, 2001
	Consolidated Portfolio(1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio(1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public available for sale, at fair value	85,125	29,367	55,758	56.4%	77,807	26,634	51,173	54.5%
Public held to maturity, at amortized cost	2,218	—	2,218	2.2%	318	—	318	0.3%
Private available for sale, at fair value	31,604	14,715	16,889	17.1%	32,040	14,428	17,612	18.8%
Private held to maturity, at amortized cost	47	—	47	0.0%	53	—	53	0.1%
Trading account assets, at fair value	148	—	148	0.1%	112	—	112	0.1%
Equity securities, at fair value	3,179	1,328	1,851	1.9%	2,259	584	1,675	1.8%
Commercial loans	18,924	6,772	12,152	12.3%	19,176	6,106	13,070	13.9%
Cash collateral for borrowed securities	213	—	213	0.2%	—	—	—	0.0%
Other long-term investments(2)	4,861	1,037	3,824	3.9%	5,095	1,082	4,013	4.3%
Policy loans, at outstanding balance	8,707	5,725	2,982	3.0%	8,570	5,758	2,812	3.0%
Short term investments, at amortized cost	5,214	2,366	2,848	2.9%	4,854	1,882	2,972	3.2%

Subtotal	160,240	61,310	98,930	100.0%	150,284	56,474	93,810	100.0%

Invested assets of other entities and operations(3)	17,408	—	17,408		15,550	—	15,550

Total invested assets	177,648	61,310	116,338		165,834	56,474	109,360

Fixed Maturities by Credit Quality(1):
		June 30, 2002			December 31, 2001
		Financial Services Businesses			Financial Services Businesses
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
Public Fixed Maturities:
NAIC Rating	Rating Agency Equivalent
1	Aaa, Aa, A	42,463	74.8%	43,591	36,706	72.6%	37,502
2	Baa	11,507	20.2%	11,650	11,286	22.3%	11,484
3	Ba	1,833	3.2%	1,820	1,501	3.0%	1,518
4	B	679	1.2%	661	683	1.4%	646
5	C and lower	63	0.1%	57	112	0.2%	116
6	In or near default	269	0.5%	263	246	0.5%	241

Total		56,814	100.0%	58,042	50,534	100.0%	51,507

Private Fixed Maturities:
NAIC Rating	Rating Agency Equivalent
1	Aaa, Aa, A	5,314	32.8%	5,693	5,982	35.1%	6,337
2	Baa	7,718	47.7%	8,070	8,148	47.8%	8,399
3	Ba	1,633	10.1%	1,668	1,487	8.7%	1,529
4	B	831	5.1%	798	917	5.4%	883
5	C and lower	369	2.3%	369	390	2.3%	401
6	In or near default	330	2.0%	351	112	0.7%	121

Total		16,195	100.0%	16,949	17,036	100.0%	17,670

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3)
Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION
(in millions)

	June 30, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public available for sale, at fair value	23,684	71.6%	20,883	73.8%
Public held to maturity, at amortized cost	2,218	6.7%	318	1.1%
Private available for sale, at fair value	307	0.9%	98	0.4%
Private held to maturity, at amortized cost	47	0.2%	53	0.2%
Trading account assets, at fair value	95	0.3%	74	0.3%
Equity securities, at fair value	1,156	3.5%	1,032	3.6%
Commercial loans	3,505	10.6%	4,255	15.0%
Cash collateral for borrowed securities	213	0.6%	—	0.0%
Other long-term investments(2)	1,129	3.4%	1,001	3.5%
Policy loans, at outstanding balance	636	1.9%	605	2.1%
Short term investments, at amortized cost	100	0.3%	2	0.0%

Total	33,090	100.0%	28,321	100.0%

	June 30, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations(1):
Fixed maturities:
Public available for sale, at fair value	32,074	48.7%	30,290	46.2%
Public held to maturity, at amortized cost	—	0.0%	—	0.0%
Private available for sale, at fair value	16,582	25.2%	17,514	26.7%
Private held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	53	0.1%	38	0.1%
Equity securities, at fair value	695	1.1%	643	1.0%
Commercial loans	8,647	13.1%	8,815	13.5%
Cash collateral for borrowed securities	—	0.0%	—	0.0%
Other long-term investments(2)	2,695	4.0%	3,012	4.6%
Policy loans, at outstanding balance	2,346	3.6%	2,207	3.4%
Short term investments, at amortized cost	2,748	4.2%	2,970	4.5%

Total	65,840	100.0%	65,489	100.0%

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS
(in millions)

	Quarter Ended June 30
	2002			2001
	Investment Income		Realized Gains /(Losses)	Investment Income		Realized Gains /(Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses(1):
Fixed maturities	5.19%	922	(86)	5.85%	952	(29)
Equity securities	1.60%	7	9	0.66%	3	22
Commercial loans	7.95%	251	17	7.66%	202	10
Policy loans	5.68%	41	—	5.46%	39	—
Short-term investments and cash equivalents	2.36%	58	(10)	4.11%	85	(8)
Other investments	8.02%	82	(243)	8.79%	74	94

Gross investment income before investment expenses	5.32%	1,361	(313)	5.87%	1,355	89
Investment expenses	-0.20%	(50)	—	-0.34%	(79)	—

Subtotal	5.12%	1,311	(313)	5.53%	1,276	89

Investment results of other entities and operations(2)		63	—		77	—
Less amount relating to divested businesses		(18)	—		(1)	—

Total		1,356	(313)		1,352	89

	Six Months Ended June 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses(1):
Fixed maturities	5.26%	1,823	(194)	5.80%	1,971	83
Equity securities	1.52%	13	(53)	0.54%	6	68
Commercial loans	7.37%	467	18	6.25%	357	11
Policy loans	5.63%	80	—	5.51%	78	—
Short-term investments and cash equivalents	1.97%	116	7	3.16%	141	(3)
Other investments	5.68%	117	(160)	7.87%	127	181

Gross investment income before investment expenses	5.10%	2,616	(382)	5.53%	2,680	340
Investment expenses	-0.23%	(118)	—	-0.40%	(192)	—

Subtotal	4.87%	2,498	(382)	5.13%	2,488	340

Investment results of other entities and operations(2)		127	(1)		169	—
Less amount relating to divested businesses		(20)	—		(8)	—

Total		2,605	(383)		2,649	340

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Investment income of securities brokerage, securities trading, and banking operations.
(3)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Reflects Gibraltar Life investments from acquisition in April 2001.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—JAPANESE INSURANCE OPERATIONS
(in millions)

	Quarter Ended June 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains /(Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.77%	112	(24)	1.29%	46	(5)
Equity securities	0.23%	—	(17)	0.57%	1	19
Commercial loans	4.29%	42	12	7.39%	54	—
Policy loans	2.79%	4	—	1.22%	2	—
Short-term investments and cash equivalents	1.06%	1	(10)	0.03%	—	1
Other investments	0.34%	2	21	6.45%	8	24

Gross investment income before investment expenses	1.98%	161	(18)	2.29%	111	39
Investment expenses	-0.12%	(9)	—	-0.14%	(6)	—

Total	1.86%	152	(18)	2.15%	105	39

	Six Months Ended June 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.80%	210	(4)	0.86%	68	17
Equity securities	0.62%	3	(73)	0.36%	2	18
Commercial loans	4.31%	86	14	3.82%	54	—
Policy loans	2.66%	8	—	1.43%	5	—
Short-term investments and cash equivalents	0.59%	5	8	0.02%	—	1
Other investments	-0.20%	(1)	(54)	3.69%	9	12

Gross investment income before investment expenses	1.95%	311	(109)	1.31%	138	48
Investment expenses	-0.11%	(17)	—	-0.07%	(7)	—

Total	1.84%	294	(109)	1.24%	131	48

(1)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Reflects Gibraltar Life investments from acquisition in April 2001.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—EXCLUDING JAPANESE INSURANCE OPERATIONS
(in millions)

	Quarter Ended June 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations(1):
Fixed maturities	6.98%	810	(62)	7.90%	906	(24)
Equity securities	3.64%	7	26	0.83%	2	3
Commercial loans	9.58%	209	5	7.86%	148	10
Policy loans	6.45%	37	—	6.64%	37	—
Short-term investments and cash equivalents	2.46%	57	—	7.09%	85	(9)
Other investments	11.31%	80	(264)	9.57%	66	70

Gross investment income before investment expenses	6.84%	1,200	(295)	7.74%	1,244	50
Investment expenses	-0.24%	(41)	—	-0.45%	(73)	—

Total	6.60%	1,159	(295)	7.29%	1,171	50

	Six Months Ended June 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations(1):
Fixed maturities	7.02%	1,613	(190)	8.00%	1,903	66
Equity securities	2.97%	10	20	0.94%	4	50
Commercial loans	8.78%	381	4	8.06%	303	11
Policy loans	6.43%	72	—	6.67%	73	—
Short-term investments and cash equivalents	2.21%	111	(1)	5.27%	141	(4)
Other investments	8.07%	118	(106)	9.33%	118	169

Gross investment income before investment expenses	6.54%	2,305	(273)	7.69%	2,542	292
Investment expenses	-0.30%	(101)	—	-0.57%	(185)	—

Total	6.24%	2,204	(273)	7.12%	2,357	292

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INSURANCE DIVISION
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
3,703	4,060	Premiums	1,137	1,194	1,219	1,279	1,252	1,309
1,360	1,479	Policy charges and fee income	349	356	355	363	358	350
1,460	1,523	Net investment income	398	382	375	381	380	386
229	280	Commissions, investment management fees, and other income	56	56	64	55	56	63

6,752	7,342	Total revenues	1,940	1,988	2,013	2,078	2,046	2,108

		Benefits and Expenses(1):
3,492	3,880	Insurance and annuity benefits	1,018	1,149	1,243	1,223	1,199	1,256
584	595	Interest credited to policyholders’ account balances	156	152	153	159	147	153
8	7	Interest expense	(2)	4	—	(1)	—	(1)
(824)	(801)	Deferral of acquisition costs	(205)	(207)	(197)	(199)	(194)	(218)
688	671	Amortization of acquisition costs	203	175	210	177	173	227
2,307	2,421	General and administrative expenses	549	544	522	648	516	524

6,255	6,773	Total benefits and expenses	1,719	1,817	1,931	2,007	1,841	1,941

497	569	Adjusted operating income before income taxes	221	171	82	71	205	167

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INDIVIDUAL LIFE AND ANNUITIES SEGMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
295	342	Premiums	100	109	83	141	65	86
1,293	1,307	Policy charges and fee income	315	321	305	318	306	308
793	845	Net investment income	219	205	202	205	205	201
196	247	Commissions, investment management fees, and other income	49	49	53	46	49	53

2,577	2,741	Total revenues	683	684	643	710	625	648

		Benefits and Expenses(1):
633	793	Insurance and annuity benefits	181	198	194	236	157	165
397	395	Interest credited to policyholders’ account balances	103	99	96	98	93	96
8	8	Interest expense	1	2	—	—	—	—
(469)	(419)	Deferral of acquisition costs	(102)	(101)	(98)	(99)	(94)	(115)
338	305	Amortization of acquisition costs	103	76	111	76	76	133
1,453	1,398	General and administrative expenses	283	281	256	346	247	256

2,360	2,480	Total benefits and expenses	569	555	559	657	479	535

217	261	Adjusted operating income before income taxes	114	129	84	53	146	113

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—ANNUITIES
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
53	72	Premiums	13	13	12	8	9	21
263	284	Policy charges and fee income	64	65	57	56	56	56
477	471	Net investment income	120	108	107	105	100	100
81	86	Commissions, investment management fees, and other income	19	20	18	16	17	16

874	913	Total revenues	216	206	194	185	182	193

		Benefits and Expenses(1):
118	153	Insurance and annuity benefits	24	25	28	33	28	37
271	264	Interest credited to policyholders’ account balances	68	65	63	63	60	60
4	(2)	Interest expense	1	1	—	1	—	—
(177)	(142)	Deferral of acquisition costs	(26)	(24)	(24)	(25)	(28)	(35)
153	133	Amortization of acquisition costs	41	21	51	21	23	70
405	360	General and administrative expenses	73	76	68	70	70	78

774	766	Total benefits and expenses	181	164	186	163	153	210

100	147	Adjusted operating income before income taxes	35	42	8	22	29	(17)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
80	71	Premiums	18	3	(8)	7	8	21
83	78	Policy charges and fee income	19	20	18	23	19	19
2,741	2,665	Net investment income	652	627	611	594	563	602
4,182	4,576	Commissions, investment management fees, and other income	1,040	970	927	957	937	931

7,086	7,390	Total revenues	1,729	1,620	1,548	1,581	1,527	1,573

		Benefits and Expenses(1):
997	930	Insurance and annuity benefits	249	213	231	220	197	231
1,086	1,024	Interest credited to policyholders’ account balances	226	251	250	250	243	238
46	52	Interest expense	10	7	8	7	3	5
(93)	(92)	Deferral of acquisition costs	(20)	(16)	(12)	(12)	(14)	(14)
87	101	Amortization of acquisition costs	22	22	22	20	21	27
2,536	2,830	Securities operations non-interest expenses	682	733	653	661	607	619
1,653	1,753	General and administrative expenses	400	411	397	429	370	377

6,312	6,598	Total benefits and expenses	1,569	1,621	1,549	1,575	1,427	1,483

774	792	Adjusted operating income before income taxes	160	(1)	(1)	6	100	90

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INVESTMENT MANAGEMENT SEGMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
—	—	Premiums	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—
17	28	Net investment income	9	10	7	16	6	7
1,309	1,439	Commissions, investment management fees, and other income	337	327	332	319	311	309

1,326	1,467	Total revenues	346	337	339	335	317	316

		Benefits and Expenses(1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—
1	8	Interest expense	4	3	3	1	—	3
(74)	(77)	Deferral of acquisition costs	(17)	(13)	(9)	(9)	(10)	(12)
77	79	Amortization of acquisition costs	19	19	20	18	18	19
—	—	Securities operations non-interest expenses	—	—	—	—	—	—
1,134	1,252	General and administrative expenses	289	298	284	306	262	270

1,138	1,262	Total benefits and expenses	295	307	298	316	270	280

188	205	Adjusted operating income before income taxes	51	30	41	19	47	36

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL ADVISORY SEGMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
—	—	Premiums	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—
279	300	Net investment income	71	59	63	56	46	47
2,645	2,933	Commissions, investment management fees, and other income	651	595	550	577	571	572

2,924	3,233	Total revenues	722	654	613	633	617	619

		Benefits and Expenses(1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—
—	—	Interest expense	—	—	—	—	—	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—
2,536	2,830	Securities operations non-interest expenses	682	733	653	661	607	619
69	45	General and administrative expenses	9	9	8	9	7	8

2,605	2,875	Total benefits and expenses	691	742	661	670	614	627

319	358	Adjusted operating income before income taxes	31	(88)	(48)	(37)	3	(8)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—RETIREMENT SEGMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
80	71	Premiums	18	3	(8)	7	8	21
83	78	Policy charges and fee income	19	20	18	23	19	19
2,426	2,307	Net investment income	562	545	529	512	502	542
176	168	Commissions, investment management fees, and other income	38	39	36	33	35	35

2,765	2,624	Total revenues	637	607	575	575	564	617

		Benefits and Expenses(1):
997	930	Insurance and annuity benefits	249	213	231	220	197	231
1,086	1,024	Interest credited to policyholders’ account balances	226	251	250	250	243	238
45	44	Interest expense	5	2	3	3	1	2
(19)	(15)	Deferral of acquisition costs	(3)	(3)	(3)	(3)	(4)	(2)
10	22	Amortization of acquisition costs	3	3	2	2	3	8
—	—	Securities operations non-interest expenses	—	—	—	—	—	—
422	432	General and administrative expenses	95	94	96	98	90	90

2,541	2,437	Total benefits and expenses	575	560	579	570	530	567

224	187	Adjusted operating income before income taxes	62	47	(4)	5	34	50

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—OTHER ASSET MANAGEMENT SEGMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
—	—	Premiums	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—
19	30	Net investment income	10	13	12	10	9	6
52	36	Commissions, investment management fees, and other income	14	9	9	28	20	15

71	66	Total revenues	24	22	21	38	29	21

		Benefits and Expenses(1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—
—	—	Interest expense	1	2	2	3	2	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—
—	—	Securities operations non-interest expenses	—	—	—	—	—	—
28	24	General and administrative expenses	7	10	9	16	11	9

28	24	Total benefits and expenses	8	12	11	19	13	9

43	42	Adjusted operating income before income taxes	16	10	10	19	16	12

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues(1):
11	15	Premiums	2	—	10	29	2	(2)
(4)	(10)	Policy charges and fee income	—	(4)	(1)	(2)	—	(6)
960	841	Net investment income	197	214	132	165	142	183
(150)	(317)	Commissions, investment management fees, and other income	(132)	4	(117)	(63)	(47)	(79)

817	529	Total revenues	67	214	24	129	97	96

		Benefits and Expenses(1):
85	27	Insurance and annuity benefits	7	9	11	12	27	31
—	(3)	Interest credited to policyholders’ account balances	(1)	1	1	—	—	—
426	385	Interest expense	98	87	60	44	53	46
79	105	Deferral of acquisition costs	26	23	17	16	19	21
(32)	(84)	Amortization of acquisition costs	(21)	(20)	(21)	(20)	(20)	(25)
27	38	Securities operations non-interest expenses	8	11	(7)	8	1	(7)
47	23	General and administrative expenses	(44)	32	(32)	98	(1)	(15)

632	491	Total benefits and expenses	73	143	29	158	79	51

185	38	Adjusted operating income before income taxes	(6)	71	(5)	(29)	18	45

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED—OPERATIONS HIGHLIGHTS
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions)(1)(2):
		Assets Under Management :
		Managed by Investment Division(3):
		Investment Management Segment—Investment Management & Advisory Services
108.5	107.4	Retail customers	97.2	99.8	92.8	96.5	92.3	84.8
96.8	95.1	Institutional customers	89.5	90.7	84.9	89.1	86.2	83.5
107.9	110.0	General account(4)	111.0	109.3	110.1	113.8	111.7	116.0

313.2	312.5	Total Investment Management and Advisory Services	297.7	299.8	287.8	299.4	290.2	284.3
40.6	45.4	Non-proprietary wrap-fee and other assets under management	41.7	42.8	36.6	41.2	41.9	38.2

353.8	357.9	Total managed by Investment Division	339.4	342.6	324.4	340.6	332.1	322.5
5.8	8.1	Managed by International Insurance and Investments Division(4)	8.9	42.4	40.5	39.3	38.0	37.9
3.7	5.1	Managed by Insurance Division	8.1	8.5	8.4	8.1	8.7	8.0

363.3	371.1	Total assets under management	356.4	393.5	373.3	388.0	378.8	368.4
232.9	221.8	Client assets under administration	203.5	212.3	190.9	201.6	201.2	188.4

596.2	592.9	Total assets under management and administration	559.9	605.8	564.2	589.6	580.0	556.8

		Distribution Representative Productivity
378	412	Financial Advisor productivity (domestic; $ thousands)	375	348	327	336	379	375

(1)	As of end of period.
(2)	At fair market value.
(3)
Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(4)
Reflects, as of June 30, 2002, Investment division’s assumption of management of $3.5 billion of assets which were previously reflected in assets under management of the International Insurance and Investments division.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED—INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS
(dollar amounts in millions unless otherwise noted)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		Investment Management Segment:
		Analysis of revenues by source:
		Investment Management and Advisory Services:
225	244	Retail customers	53	54	52	51	49	48
322	409	Institutional customers	97	99	91	96	84	87
221	221	General account	55	51	59	62	54	57

768	874	Subtotal	205	204	202	209	187	192
558	593	Mutual Fund revenues(1)	141	133	137	126	130	124

1,326	1,467	Total Investment Management segment revenues	346	337	339	335	317	316

		Analysis of commissions, investment management fees and other revenues by type:
		Investment Management and Advisory Services:
	794	Asset-based fees	183	188	186	184	176	178
	59	Transaction-based and other revenues	14	7	10	9	5	8

	853	Subtotal	197	195	196	193	181	186
	586	Mutual Fund revenues(1)	140	132	136	126	130	123

	1,439	Total Investment Management segment	337	327	332	319	311	309

		Financial Advisory Segment:
		Non-Interest Revenues:
1,775	1,845	Commissions	387	361	311	361	334	342
631	811	Fees	198	182	193	171	193	194
239	277	Other non-interest revenues	66	52	46	45	44	36

2,645	2,933	Total non-interest revenues	651	595	550	577	571	572

27.3%	32.6%	Recurring revenue as a percentage of total non-interest revenue(2)	35.8%	36.3%	37.4%	36.7%	37.4%	38.5%

(1)	Represents mutual fund revenues other than asset management fees, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity Securities sales and trading revenue.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RECLASSIFIED—INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE PRODUCTS ASSETS UNDER MANAGEMENT
(in millions)

Year ended December 31			2001				2002
1999	2000		1Q	2Q	3Q	4Q	1Q	2Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS ASSETS UNDER MANAGEMENT
		Mutual Funds and Wrap-fee Products:
		Mutual fund assets, excluding wrap-fee products:
53,412	55,245	Beginning total mutual funds assets	57,764	58,168	59,618	56,951	57,809	56,743
3,773	5,378	Sales (other than money market)	1,324	2,106	907	936	914	1,460
(4,872)	(5,561)	Redemptions (other than money market)	(1,202)	(1,103)	(1,110)	(1,282)	(1,116)	(1,339)
3,744	726	Reinvestment of distributions and change in market value	(1,254)	1,056	(3,840)	2,144	32	(2,450)
(812)	1,976	Net money market sales	1,536	(609)	1,376	(940)	(896)	(1,955)

55,245	57,764	Ending total mutual funds assets	58,168	59,618	56,951	57,809	56,743	52,459
16,723	19,621	Wrap-fee product assets at end of period(1)	17,335	18,714	16,141	17,955	18,192	16,676
17,092	17,410	Other managed accounts at end of period(2)	15,911	17,037	15,366	17,575	18,006	16,827

89,060	94,795	Total mutual fund, wrap-fee product and other managed account assets at end of period	91,414	95,369	88,458	93,339	92,941	85,962

(1)	Excludes other managed accounts.
(2)	Includes amounts under both management and administration for certain Prudential Securities programs and unit investment trusts.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

KEY DEFINITIONS AND FORMULAS

1.    Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

2.    Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related adjustments; results of divested businesses; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

3.    After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4.    Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5.    Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6.    Borrowings—General Corporate Purposes:

Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7.    Borrowings—Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8.    Borrowings—Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9.    Borrowings—Specified Other Businesses:

Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10.    Client Assets:

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

KEY DEFINITIONS AND FORMULAS

11.    Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12.    Earnings Per Share of Common Stock:

Prudential Financial, Inc.’s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. For the 2001 periods, earnings per share data are presented on a pro forma basis that assumes that shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were outstanding for all such periods. Earnings used in per-share calculations for the 2001 periods have not been adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business. For periods subsequent to 2001, earnings per share is based on the weighted average number of diluted shares outstanding. Stock options are included in the number of diluted shares for the periods they are outstanding based on the treasury stock method. Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for allocation of such expenses. For periods subsequent to the date of demutualization, the net income of each business is modified for cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses, which are determined by a policy servicing fee arrangement that is based upon insurance in force and statutory cash premiums. To the extent actual administrative expenses vary from these cash flow amounts, these differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments are used to adjust net income to determine the earnings available to the Common Stock and the Class B Stock for earnings per share purposes.

13.    Financial Advisors (Domestic and International):

Financial advisors and securities brokers in our securities operations.

14.    Financial Advisor Productivity (Domestic):

Financial Advisory segment total non-interest revenues, excluding revenues generated by the consumer bank and by the segment’s retail fixed income and equity securities trading operations, divided by the average number of domestic Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15.    General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16.     Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17.    Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18.    Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19.    Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20.    International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

KEY DEFINITIONS AND FORMULAS

21.    New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22.    Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23.    Operating return on average equity:

Adjusted operating income after tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24.    Policy Persistency—Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

25.    Policy Persistency—International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26.    Prudential Agents:

Insurance agents in our insurance operations in the United States.

27.    Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28.    Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29.    Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30.    Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31.    Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Financial Supplement Second Quarter 2002

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS
as of October 21, 2002
	A.M.Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	A1	NR
Prudential Property and Casualty Insurance Company	A-	A-	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR
CREDIT RATINGS:
as of October 21, 2002
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A2	P2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A
The Prudential Insurance Company of America :
Capital and surplus notes, due 2003-2025	a-	A-	A3	NR
Prudential Funding, LLC:
Commercial Paper	AMB-1	A1	P1	NR
Long-Term Senior Debt	a	A+	A2	NR
Prudential Securities Group, Inc	NR	BBB	NR	NR

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site:
www.prudential.com
Publicly Traded Securities:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.
Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.